SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/ A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 26, 2000
WESTIN HOTELS LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

0-15097	91-1328985
(Commission File Number)	(IRS Employer Identification No.)
777 Westchester Avenue
White Plains, New York 10604
(Address of principal executive offices, including zip code)
1-800-323-5888
(Registrant’s telephone number, including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)   Not applicable.

(b)  Pro Forma Financial Information.

The attached unaudited pro forma financial information is intended to give the Limited Partners a view of what the Partnership’s business might have looked like had the St. Francis been sold and the net proceeds distributed to the Limited Partners (i) on March 31, 2000 for purposes of the pro forma condensed consolidated balance sheet items and (ii) on January 1, 1999 for purposes of the pro forma condensed consolidated statements of income.

The information is presented for illustrative purposes only, and therefore, is not necessarily indicative of the operating results and financial position that might have been achieved had the sale occurred as of an earlier date, nor are they necessarily indicative of operating results and financial position that may occur in the future. In particular, the pro forma adjustments are based on and subject to a number of assumptions and uncertainties. The unaudited pro forma financial information should be read in conjunction with the audited historical consolidated financial statements and notes thereto of the Partnership.

(c)  Exhibits.

(10.1)	Purchase and Sale Agreement dated as of January 18, 2000 by and between The Westin St. Francis Limited Partnership and BRE/ St. Francis L.L.C. Incorporated by reference to Exhibit 10.1 of the registrant’s Current Report on Form 8-K filed on February 2, 2000.

(99.1)	Press Release dated April 27, 2000, issued by Starwood Hotels & Resorts Worldwide, Inc. to announce the completion of the sale of The Westin St. Francis Hotel. Incorporated by reference to Exhibit 99.1 of the registrant’s Current Report on Form 8-K filed on May 11, 2000.

WESTIN HOTELS LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(In thousands, except Units)
(Unaudited)

		St. Francis		Pro Forma
	March 31,	Pro Forma		March 31,
	2000	Adjustments		2000

ASSETS

Cash and cash equivalents	$22,070	$239,000	(a)	$22,070
		(98,169	)(b)
		(32,712	)(c)
		(22,922	)(d)
		(85,197	)(e)

Net receivables	12,608	(10,196	)(a)	2,412

Other current assets	2,610	(1,903	)(a)	707

Total current assets	37,288	(12,099)		25,189

Property and equipment, net	71,509	—		71,509

Assets held for sale	176,621	(176,621	) (a)	—

Other assets	8,260	(320	)(a)	7,781
		(159	)(f)

	$293,678	$(189,199)		$104,479

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)

Current maturities of long-term obligations	$2,258	$(221	)(a)	$516
		(1,521	)(b)

Accounts payable and accrued expenses	13,253	(7,747	)(a)	5,506

Payable to General Partner and affiliates	—	—		—

Other current liabilities	2,028	(1,535	)(a)	493

Total current liabilities	17,539	(11,024)		6,515

Long-term obligations	125,379	(502	)(a)	31,639
		(93,238	)(b)

Long-term obligation to General Partner	41,118	(32,712	)(c)	8,406

Deferred incentive management fees payable to General Partner	30,338	(22,922	)(d)	7,416

Total liabilities	214,374	(160,398)		53,976

Minority interests	4,278	600	(a)	4,842
		(34	)(b)
		(2	)(f)

Partners’ capital (deficit):

General Partner	(2,907)	594	(a)	(2,349)
		(34	)(b)
		(2	)(f)

Limited Partners (135,600 Units issued and outstanding)	77,933	58,771	(a)	48,010
		(3,342	)(b)
		(85,197	)(e)
		(155	)(f)

Total Partners’ capital	75,026	(29,365)		45,661

	$293,678	$(189,199)		$104,479

The accompanying notes are an integral part of this

unaudited pro forma condensed consolidated financial statement.

WESTIN HOTELS LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

(In thousands, except Unit data)
(Unaudited)

		St. Francis		Pro Forma
	Three Months Ended	Pro Forma		Three Months Ended
	March 31, 2000	Adjustments		March 31, 2000

Operating revenues	$36,388	$(30,160	) (g)	$6,228

Operating expenses	29,184	(21,546	)(g)	7,638

Operating profit (loss)	7,204	(8,614)		(1,410)

Other expenses, net	3,088	(2,714	)(h)	374

Income (loss) before minority interests	4,116	(5,900)		(1,784)

Minority interests in net income (loss)	60	(74	)(i)	(14)

Net income (loss)	$4,056	$(5,826)		$(1,770)

Net income (loss) per Unit	$29.91			$(13.05)

Units outstanding	135,600			135,600

The accompanying notes are an integral part of this

unaudited pro forma condensed consolidated financial statement.

WESTIN HOTELS LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

(In thousands, except Unit data)
(Unaudited)

		St. Francis		Pro Forma
	Year Ended	Pro Forma		Year Ended
	December 31, 1999	Adjustments		December 31, 1999

Operating revenues	$156,297	$(110,760	) (g)	$45,537

Operating expenses	127,100	(87,769	)(g)	39,331

Operating profit	29,197	(22,991)		6,206

Other expenses, net	12,129	(10,375	)(h)	1,754

Income before minority interests	17,068	(12,616)		4,452

Minority interests in net income	237	(176	)(i)	61

Net income	$16,831	$(12,440)		$4,391

Net income per Unit	$124.12			$32.38

Units outstanding	135,600			135,600

The accompanying notes are an integral part of this

unaudited pro forma condensed consolidated financial statement.

WESTIN HOTELS LIMITED PARTNERSHIP

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS
(In thousands)

Note 1.  Basis of Accounting

The unaudited pro forma financial statements give effect to the sale for an aggregate sale price of $243 million in cash. The costs to sell the St. Francis are approximately $4 million. The pro forma condensed consolidated financial information should be read in conjunction with the audited historical consolidated financial statements and the related notes thereto of the Partnership.

Note 2.  Pro Forma Condensed Consolidated Balance Sheet and Pro Forma Condensed Consolidated Statements of Income (in thousands)

The accompanying pro forma adjustments reflect adjustments for the following items:

(a)	To record the sale of the St. Francis reflecting the removal of the net assets, the receipt of the net sale proceeds, and the allocation of the gain to the minority interests, General Partner and Limited Partners as follows:

Sales price	$243,000

Closing costs	(4,000)

Net cash proceeds	239,000

Net assets of the St. Francis	(179,035)

Gain on sale	$59,965

Allocated as follows:

Minority interests	$600

General Partner	594

Limited Partners	58,771

$59,965

(b)	To reflect the retirement of a mortgage loan in favor of Teachers Retirement System of Texas (“TRST”) of $98,169, including principal, accrued interest and the prepayment penalty, calculated in accordance with Section 1.6 of the Second Amendment to Promissory Note between TRST and the Partnership.

(c)	To reflect the payment of $32,712 of principal and accrued interest under the subordinated loan made by the General Partner to fund the capital improvements of the St. Francis.

(d)	To reflect payment of $22,922 of deferred incentive management fees related to the St. Francis due to the St. Francis Hotel Corporation, as hotel manager.

(e)	Distribution of remaining cash proceeds of $85,197 to the Limited Partners.

(f)	To reflect the write-off of deferred charges associated with the mortgage loan totaling $159 and related allocation of $2, $2 and $155 to minority interests, General Partner and Limited Partners, respectively.

(g)	To reflect the exclusion of the St. Francis’ operating revenues and operating expenses for the periods presented.

(h)	Interest expense incurred by the St. Francis primarily related to the mortgage loan and the subordinated note payable to the General Partner. Interest expense for the St. Francis has been eliminated for the periods presented as if the debt was paid off at the beginning of each period presented.

(i)	To reflect the exclusion of minority interests in net income associated with the St. Francis.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: June 26, 2000

WESTIN HOTELS LIMITED PARTNERSHIP

By:	WESTIN REALTY CORP.,

Its sole General Partner

By:	/s/ Alan M. Schnaid

Alan M. Schnaid
Vice President

EXHIBIT INDEX

(10.1)	Purchase and Sale Agreement dated as of January 18, 2000 by and between The Westin St. Francis Limited Partnership and BRE/St. Francis L.L.C. Incorporated by reference to Exhibit 10.1 of the registrant’s Current Report on Form 8-K filed on February 2, 2000.

(99.1)	Press Release dated April 27, 2000, issued by Starwood Hotels & Resorts Worldwide, Inc. to announce the completion of the sale of The Westin St. Francis Hotel. Incorporated by reference to Exhibit 99.1 of the registrant’s Current Report on Form 8-K filed on May 11, 2000.